February 2014 LAYNE CHRISTENSEN Investor Presentation Exhibit 99.1

SAFE HARBOR

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Exchange Act of 1934. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management’s intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “should,” “intend,” “continue,” “believe,” “may,” “hope,” “anticipate,” “goal,” “forecast,”
“plan,” “estimate” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to: the outcome of the ongoing internal investigation into, among other things, the legality, under the FCPA and local laws, of certain payments to agents and other third parties interacting with government officials in certain countries in Africa relating to the payment of taxes and the importing of equipment (including any government enforcement action which could arise out of the matters under review or that the matters under review may have resulted in a higher dollar amount of payments or may have a greater financial or business impact than management currently anticipates); prevailing prices for various commodities; unanticipated slowdowns in the Company’s major markets; the availability of credit; the risks and uncertainties normally incident to the construction industry; the impact of competition; the effectiveness of operational changes expected to increase efficiency and productivity;
worldwide economic and political conditions; and foreign currency fluctuations that may affect worldwide results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected.
These forward-looking statements are made as of the date of this presentation and the Company assumes no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

ONE

Tyson
American Water
VALE
Freeport-McMoRan Copper & Gold
International Paper
US Army Corps of Engineers
Cargill
EPCOR

MOVING
FORWARD

Integrated Technologies
Strong End Market Exposure
Clear Growth Initiatives
Blue Chip Client  Relationships New Management with Clear Vision
Diverse Revenue Base & Backlog
Soil
Stabilization
Water
Treatment
Exploration
Drilling
Sewer
Rehabilitation
Environmental
Drilling
Wastewater Plant
Construction
Pipeline Construction
Energy Services
OVERVIEW

A leading global water management, construction and drilling company
–
Integrated solutions address the world’s toughest water, mineral and energy challenges
–
Over 130 years of experience, with more than 50,000 wells installed
–
80 facilities across 5 continents
Water
–
Market leading positions in water well drilling, sewer repair, construction and rehabilitation
–
Specialize in the design and delivery of tailored, end-to-end solutions for complex projects
Mineral Services
–
Leading global provider of drilling services for mining companies in North America,
South America, Africa, and Australia
Energy Services
–
Addressing the unique and substantial water requirements of the oil & gas industry
New management team focused on improving operations and strategic growth
ONE Layne operating paradigm has produced $1.1 billion of multi-divisional project opportunities, up from  $300 million last year.
Strengthened financial condition
INVESTMENT CONSIDERATIONS

Geo-
construction
Energy
Services
Water
Resources
Heavy Civil
Inliner
Mineral
Services
LTM 10/31/13
Sales: $92.0 Million
Dams, levees, tunnels,
subways, highways, and
marine facilities
LTM 10/31/13
Sales: $185.3 Million
#1: U.S.
water well drilling
LTM 10/31/13
Sales: $271.8 Million
Top 5 in U.S. sewer
repair and construction
LTM 10/31/13
Sales: $143.5 Million
#2: U.S. trenchless
pipeline rehab
LTM 10/31/13
Sales: $202.5 Million
#3 in Mineral
Exploration
LTM 10/31/13
Sales: $6.7 Million
Focus on frac
market segment
Water
A MARKET LEADER IN THE U.S AND AROUND THE WORLD
Water supply, system
development,
sourcing, drilling,
repair and
installation of pumps
Water and wastewater
treatment, pipeline
installation, wells,
and biogas facilities
Proprietary CIPP
(Cured In Place Pipe)
for pipeline and
structure
rehabilitation
Soil stabilization and
subterranean
structural support
Determine minable
mineral deposit,
and economic
feasibility of
mining & mapping
Water sourcing,
surface water transfer
and treatment

DRILL & INSTALL
PUMP STATION CONSTRUCTION, INSTALLATION, MAINTENANCE
WATER AND WASTEWATER TREATMENT
TRANSMISSION & DISTRIBUTION
1
2
3
4
5
6
7
8
TRENCHLESS REHABILITATION
GROUND IMPROVEMENT AND STABILIZATION
IDENTIFY RESOURCE WITH HIGHEST SUSTAINABLE YIELD
WELL CONSTRUCTION, FILTRATION, INTAKE, COLLECTION

6 LAYNE SOLUTIONS LIFECYCLE

Geo
13%
Heavy
Civil
39%
Inliner
21%
Water
Resources
27%

WATER
Managing Every Phase of the Water Cycle
LTM 10/31/13 Revenue Percentage
by Segment
Increasing demand driven by:
• Population growth in water-challenged regions
• Aging U.S. wastewater infrastructure
• Targeted shift to private sector, away from hard-bid municipal contracts
• Increased regulation
• Growth in mining and energy services
• Significant improvement in Heavy Civil; rapidly growing GEO backlog
Total Sales: $692.7 million
Supplying Water to U.S.
Troops in Afghanistan
Indiana Department of
Transportation Contract
Kentucky Water
Treatment Plant
Hurricane Katrina Flood
Wall Remediation

Layne

Other
17%
Copper
33%
Gold
50%

bhpbilliton

FIRST QUANTUM MINERALS LTD.

ASARCO GRUPO MEXICO

NEWMONT. The Gold Company

FREEPORT-MCMORAN COPPER & GOLD

VALE

National Gypsum COMPANY

MINERAL SERVICES
Full Spectrum Services for Global Mining Companies
Targeted Growth Strategies:
• Provide differentiated water management, soil stabilization and exploration services in greenfield and brownfield locations
• Right-sized business in response to soft market conditions and low global demand
• Reduced operating expenses
• Target high growth countries with rapid industrialization / urbanization
• Shifting assets to Mexico and Brazil
• Increase rig utilization
LTM 10/31/13 Revenue Profile
Total Sales: $271.8 million
Selected Clients
• Longer-term mining industry fundamentals remain positive
• Well- positioned for next up-cycle in global commodities

Layne
RESCATE

PLAN B
WORKED!
WHEN OTHERS FAILED, LAYNE'S PLAN
RESCUED 33 MINERS TRAPPED UNDERGROUND IN CHILE.

CHILEAN MINERS RESCUE
Situation
33 miners trapped 2,300 feet below
ground on August 5, 2010
700 tons of rock shifted in the
San Jose Mine
Solution
Original estimate to reach miners was
4 months
The team worked around the clock to
bring all 33 miners to surface in 33 days
Services Employed
Directional Drilling
Large Diameter Drilling

ENERGY SERVICES

Emerging Initiative:  Fluid Sourcing & Treatment Solutions for the E&P Industry
• Leveraging 130-year history of protecting municipal water supplies to provide responsible, safe, and sustainable water management solutions for the energy (E&P) industry
• Developed cradle-to-cradle capabilities almost entirely in-house
• Identify, evaluate, treat and develop optimal water sources
• Superior water treatment technology
• Low incremental capital investment required
• Highly-synergistic with existing Layne businesses
Identified, drilled, and completed water
supply wells in the Santa Rosa Aquifer
• Launched water sourcing businesses
• Developed water transfer & treatment technologies
• Significant capital investment
• Exited upstream business with sale of E&P assets
• Commercial validation
• Launched water treatment business in
January 2014
• Expect meaningful revenue generation in FY 2015
• Substantial growth opportunity
• Long-term target of 25% EBIT margins
Permian Water Sourcing
FY 2013
FY 2014
FY 2015- 2018

Geoconstruction
Backlog building quickly
Rapidly impoving bidding environment
Focus on competitive pricing  and margin preservation
Heavy Civil
Benefitting from higher margin new business, completion
of lower margin legacy projects, and asset sales
Leadership structure change to functional vs. regional
Significantly reduced employee base since early 2012
More ONE Layne opportunities than any other division
Energy Services
Complete water recycling capability now in place
Negotiating  MSAs with large E&P companies
Water Resources
Focus on higher-margin, private sector customers and
negotiated project work
Pursuing $125 million “ONE Layne”- generated
bidding opportunities
Inliner
Expect 8 consecutive year of record profits
Fiberglass wet-out facility in Indiana completed
this summer
Mineral Services
Stabilizing gold and copper prices offset by weak demand
Shifting assets to promising geographies and services
Significantly reduced costs in Australia and most of Africa, with targeted expansion in Ethiopia
Developing water management and soil stabilization business
The statements on this slide that are not statements about historical facts are forward-looking statements and represent our current expectations of future business operations and opportunities. Actual results may vary materially and adversely from these forward-looking statements, including for reasons that are beyond our control. Accordingly, you should not unduly rely on these statements.
BUSINESS UPDATE
th

Featured Projects Completed
Konnoco
Mineral Services
Gold Slickline
Directional Drilling
Louisville Water
Water Transmission
Main
Sahuarita Water
LayneRT
Arsenic Removal
UWNY
Deaeration Systems
City of Hutchinson, KS
6 MGD RO System
(1) These projects are still in development, and we may not complete these projects within our currently planned timelines or receive the indicated contract prices.
San Francisco Subway
$57 Million
October 2013
Transbay Tower, San Francisco
$19 Million
October 2013
Cudjoe Wastewater
$80 Million
March 2013
Islamorada Wastewater
$91 Million
September 2012
LNG Terminal, Uruguay
$20.7 Million
January 2014
BUSINESS UPDATE
Complex Project Wins

Growth Potential

Low ⟷ High

			√		X
Technology		√	√	√	√
		√	√	√	√
		√	√	√	X

ONE

Water Resources
Integrated with Heavy Civil
Enhancing “presence” with Mineral Services
clients and engaging Energy Services
projects
Energy Services
Engages with Water Resources and
Heavy Civil
Inliner
Cost sharing  and cost controls
with Heavy Civil
Heavy Civil
Works closely with Water Resources
and Geo on water treatment and
transfer opportunities
Helping Energy Services division
Geoconstruction
Collaborates with Mineral
Services, Heavy Civil and
Water Resources
Water Management
Construction
Drilling
Water (Gov’t)
Water (Private)
Mining
Energy
Current Clients (Yes       or No      )
Mineral Services
Collaborates with Geo, Water Resources and
Heavy Civil to improve project performance
Working with Water Resources’ mining clients
INTEGRATED SOLUTIONS, COLLABORATIVE MODEL

Water

Mineral Services

Energy

$130
$120
$110
$100
$90
$80
$70
$60
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20

70,000.0
60,000.0
50,000.0
40,000.0
30,000.0
20,000.0
10,000.0
0.0
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
2015E
Total Mining Capex

120
100
80
60
40
20
-
23
100
U.S. Existing
U.S. Unconventional Potential

(1) Marketline Outlook June 2013.
(2) Jefferies, January 27, 2014.
(3) Interstate Natural Gas Association of America (INGAA).
U.S. Oil /
Liquids Reserves (3)
Projected U.S. Water Infrastructure
Needs (1)

State of U.S. Water Infrastructure
Rated “D” by ASCE
25%+ of U.S. water pipes classified as
“poor” or “very poor” by EPA
~25% of U.S. dams and levees
in need of repair
Clean Water State Revolving Fund
Reduced segment operating costs to
align with global market conditions
Future demand for metals and raw
materials expected to rise as cities
and populations grow
Complexity of discovering and
accessing new reserves will benefit
Layne during next cyclical upturn
Total Mining Capex (2)
North American frac forecast to
increase from 420 billion cubic
meters in 2010 to 760 by 2035
Hydraulic oil & gas fracking requires
25,000 - 140,000 bbl of water / well
E&P extraction requires massive fluid
infrastructure investment
INDUSTRY AND END MARKET TRENDS
($ in billions)
(billion barrels)
430% Increase in
potential domestic
reserves

Energy Services
Water
Mineral Services
Water Resources
-
Increase international business
-
Focus on growth markets
Inliner
-
New territory expansion - westward
toward Rocky Mountains and beyond
-
Expanded installation / curing
methods
Heavy Civil
-
Rebounding infrastructure market
-
Greater discipline in project choice
and bidding
Geoconstruction
-
Rapidly increasing U.S backlog
Expertise in water management forms
an outstanding foundation to serve the
hydraulic frac drilling market
Shale production of oil & gas support
continued growth in the sector
expected through 2020
Relocation to Houston better positions
Layne to develop E&P relationships
Develop services across various
geographies
Shifting assets to high potential
markets, such as Mexico and Brazil
Strong relationships with premier
mineral services clients:
- Vale
- BHP Billiton
- First Quantum
- Freeport-McMoRan Copper & Gold
GROWTH INITIATIVES

Rene Robichaud – President and CEO
CEO since February 2012
President since September 2011
Director since January 2009
Former President and CEO of NS Group
Mark Accetturo
President, Heavy
Civil
Mauro Chinchelli
President,
Geoconstruction
Kevin Maher
President, Mineral
Services
Larry Purlee
President, Inliner
Kent Wartick
President, Energy
Services
James R. Easter – SVP & CFO
SVP & CFO since May 2013
Co-founder & Former CFO of SEH Offshore Ventures,
LLC
Former CEO and CFO at Seahawk Drilling where he
successfully managed the sale of the company
Gernot Penzhorn – SVP, International
Operations
SVP since January 2013
Former President of Mineral Services Division
Former Int. Operations Director for Boart Longyear
David Singleton – SVP, US Operations
SVP since January 2013
Former President of the Water Resources Division
Over 30 years of experience in various areas of the
Company’s operations
Ron Thalacker
President, Water
Resources
President since
February 2010
Over 42 years of
experience in water
and wastewater
industry
President since
August 2013
Over 40 years of
experience in
geoconstruction
President since
January 2013
Over 25 years of
experience in the
drilling industry
President since
February 2010
Over 42 years of
experience in
pipeline  renewal
President since
January 2013
Over 27 years of
experience in drilling
and water supply
projects
President since
February 2013
Over 28 years of
experience in energy
engineering
NEW MANAGEMENT TEAM WITH CLEAR VISION

$1,250
$1,000
$750
$500
$250
$0
$994
$1,106
$1,069
$903
2011
2012
2013
LTM
Water Resources
Inliner
Heavy Civil
Geo
Mineral Services
Other / En. Serv.

$1,250
$1,000
$750
$500
$250
$0
$994
$1,106
$1,069
$903
2011
2012
2013
LTM
U.S.
Africa/Australia
Mexico
Other

Geoconstruction
19%
Heavy Civil
57%
Water Resources
11%
Inliner
13%

Revenue by Division
(1)
Revenue by Geography
(1)
Diverse and stable revenue base across 6 divisions + expanding international presence
10/31/13
10/31/13
($ in millions) ($ in millions)
(1) Totals are net of intersegment eliminations.
DIVERSIFIED BACKLOG & REVENUE BASE
10/31/13 - Backlog by Division ($551 million)

$1,200
$1,000
$800
$600
$400
$200
$0
$956
$815
$994
$1,106
$1,069
$903
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
LTM 10/31/2013

$250
$200
$150
$100
$50
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
$217
$166
$219
$237
$195
$144
22.7%
20.4%
22.0%
21.4%
18.2%
21.3%
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
LTM 10/31/13
Gross Profit
Gross Margin

$120
$100
$80
$60
$40
$20
$0
-$20
20%
15%
10%
5%
0%
(5%)
$104.0
$58.8
$96.6
$109.4
$65.2
($1.0)
10.9%
7.2%
9.7%
9.9%
6.1%
(0.1%)
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
LTM 10/31/13
Adj. EBITDA
Adj. EBITDA Margin

$700
$600
$500
$400
$300
$200
$100
$0
$428
$558
$588
$539
$567
$551
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
10/31/2013

Total Revenues
(1)
Gross Profit & Margins
Total Backlog Adjusted EBITDA & Margins
($ in millions)
($ in millions)
($ in millions) ($ in millions)
Layne uses certain “Non-GAAP” financial measures as defined by the Securities and Exchange Commission. These are measures of performance and not defined by accounting principles generally accepted in the United
States, and should be considered in addition to, not in lieu of, GAAP reported measures. EBITDA defined as earnings before interest, income taxes, noncontrolling interests, depreciation and amortization, non-cash stock-based compensation and certain one-time items.
(1)  Totals are net of intersegment eliminations.
SUMMARY OF FINANCIAL PERFORMANCE

19 APPENDIX

Financial Data (000's, except per share data)	Three Months 10/31/13	10/31/12	% Change	Nine Months 10/31/13	10/31/12	% Change
Revenues						
--Water Resources	**$ 46,807**	$ 55,135	(15.1)	**$ 135,876**	$ 164,677	(17.5)
--Inliner	**43,806**	32,115	36.4	**111,971**	101,682	10.1
--Heavy Civil	**63,820**	70,472	(9.4)	**213,431**	219,723	(2.9)
--Geoconstruction	**20,087**	44,816	(55.2)	**62,966**	104,208	(39.6)
--Mineral Services	**39,773**	76,498	(48.0)	**144,326**	243,965	(40.8)
--Energy Services	**1,727**	1,256	37.5	**5,268**	4,435	18.8
--Other	**5,481**	3,087	77.6	**15,241**	7,635	99.6
--Intersegment Eliminations	**(5,039)**	(2,098)	140.2	**(14,156)**	(5,307)	166.7
Total revenues	**$ 216,462**	**$ 281,281**	(23.0)	**$ 674,923**	**$ 841,018**	(19.7)
Net (loss) income from continuing operations attributable to Layne Christensen Company	**$ (15,772)**	$ 8,468	(286.3)	**$ (120,169)**	$ 9,736	(1,334.3)
Diluted (loss) income per share - continuing operations	**$ (0.80)**	$ 0.43	(286.0)	**$ (6.13)**	$ 0.49	(1,351.0)
Net (loss) income attributable to Layne Christensen Company	**$ (15,772)**	$ 8,476	(286.1)	**$ (114,371)**	$ (11,799)	869.3
Diluted (loss) income per share	**$ (0.80)**	$ 0.43	(286.0)	**$ (5.83)**	$ (0.60)	871.7

20 THREE AND NINE MONTHS FINANCIAL DATA

Financial Data and Reconciliation to non-GAAP Financial Data (000's, except per share data) (unaudited)	Three Months 10/31/2013	Three Months 10/31/2012	% Change	Nine Months 10/31/2013	Nine Months 10/31/2012	% Change
Total Revenues	**$ 216,462**	$ 281,281	(23.0)	**$ 674,923**	$ 841,018	(19.7)
Diluted (loss) income - continuing operations	**$ (15,541)**	$ 8,657	(279.5)	**$ (119,592)**	$ 10,325	(1,258.3)
Net income attributable to noncontrolling interests	**(231)**	(189)	22.2	**(577)**	(589)	(2.0)
Net (loss) income from continuing operations attributable to Layne Christensen Company	**(15,772)**	8,468	(286.3)	**(120,169)**	9,736	(1,334.3)
Loss on remeasurement of equity investment	**-**	-	**	**-**	(7,705)	**
Loss on non-cash goodwill impairment	**-**	-	**	**(14,646)**	-	**
Valuation allowance on domestic deferred tax asset	**(1,020)**	-	**	**(51,622)**	-	**
Tax benefit from tax loss carryback	**4,310**	-	**	**4,310**	-	**
Net (loss) income from continuing operations attributable to Layne Christensen Company excluding loss on above items*	$ (19,062)	$ 8,468	(325.1)	$ (58,211)	$ 17,441	(433.8)
Diluted (loss) income per share from continuing operations attributable to Layne Christensen shareholders:	$ (0.80)	$ 0.43	(286.1)	$ (6.13)	$ 0.49	(1,351.0)
Diluted income (loss) per share on above items*	$ 0.17	$ -	**	$ (3.16)	$ (0.39)	**
Diluted (loss) income per share - continuing operations excluding loss on above items*	**$ (0.97)**	$ 0.43	(325.6)	**$ (2.97)**	$ 0.88	(437.5)

21 NON-GAAP RECONCILIATIONS: THREE AND NINE MONTHS

Trailing twelve months
($ in millions)
Jan. 31, 2013 Apr. 30, 2013 Jul. 31, 2013 Oct. 31, 2013
Net income attributable to Layne
($24.9) ($23.8) ($74.8) ($15.8)
Loss from discontinued operations
2.2 (0.4) ($5.4) -
Income tax benefit (expense)
14.7 (5.8) (50.2) 3.9
Interest expense
1.3 1.3 1.6 2.0
Depreciation and amortization
15.8 15.3 15.2 15.2
Impairment Charges
8.4 - 14.6 -
Non-cash stock-based compensation
(0.2) 1.2 0.8 0.5
HQ Relocation Costs
2.7 3.7 3.2 1.9
Adjusted EBITDA
($9.4) $3.0 $5.5 ($0.1)
Layne uses certain “Non-GAAP” financial measures as defined by the Securities and Exchange Commission. These are measures of performance and not defined by accounting principles generally accepted in the United States, and should be considered in addition to, not in lieu of, GAAP reported measures. EBITDA defined as earnings before interest, income taxes, noncontrolling interests, depreciation and amortization, non-cash stock-based compensation and certain one-time items.
NON-GAAP RECONCILIATIONS: TRAILING TWELVE MONTHS

Layne

THE EQUITY GROUP INC.

TRUSTED PARTNERS IN IR SINCE 1974

23 Jim Easter, Chief Financial Officer 281.475.2694 jim.easter@layne.com www.layne.com Devin Sullivan, SVP 212.836.9608 dsullivan@equityny.com www.theequitygroup.com CONTACT